UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 17, 2017

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue,  Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(Former Name or Former Address, if Changed Since Last Report)
(408) 636-4500 (Registrant’s telephone number, including area code) (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2017, Todd Woodstra, 55, accepted appointment as the Company’s Senior Vice President, Global Sales.

Mr. Woodstra is a seasoned SaaS sales veteran with 25 years of enterprise sales experience, operationalizing high-performance go-to-market strategies. Mr. Woodstra has served as Vice President of Global Channel and Partner Alliances for Nuance Communications, where he managed and executed business in channels and commercial enterprise, self-service, mobile, collaboration, unified communications, natural language speech recognition, voice biometrics, gesture technologies, inbound/outbound notification and voice-to-text transcription. Thereafter, Mr. Woodstra became the Senior Vice President of Enterprise Sales for Interactions LLC, where he led enterprise customer sales focused on virtual assistant solutions.

The terms of Mr. Woodstra’s offer letter, dated July 12, 2017 (the “Offer Letter”), provide for, among other things: (i) a one-time signing bonus of $3,000; (ii) an annual base salary of $200,000; and (iii) an option to purchase 80,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the Common Stock on the date of grant approval, which shall be exercisable at the rate of ¼ of the shares one year from approval and 1/48th of the shares each month thereafter, subject to Mr. Woodstra’s continued employment with the Company.

Pursuant to the Offer Letter, Mr. Woodstra will also be eligible to receive additional annual target variable pay compensation of $200,000, based on a plan to be agreed to between the Company and Mr. Woodstra within thirty (30) days from Mr. Woodstra’s start date of employment.

Additionally, Mr. Woodstra will be eligible to participate in the benefit programs generally available to employees of the Company.

The above summary of the Offer Letter is qualified in its entirety by reference to the Offer Letter.

A copy of the press release relating to Mr. Woodstra’s appointment is filed as Exhibit 99.1 to this Form 8‑K.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated August 17, 2017, of eGain Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

, 2014
Date: August 17, 2017		eGAIN CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press release, dated August 17, 2017, of eGain Corporation